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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

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               Current Report Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 1999


                             LYON INVESTMENTS B.V.
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            (Exact name of registrant as specified in its charter)

        Delaware                       333-61191               31-1038896
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(State of incorporation               (Commission            (I.R.S. Employer
or organization)                      (File Number)        (Identification No.)

300 First Stanford Place (5th Floor) Stanford, Connecticut         06902
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (203) 961-1666


This report contains 3 pages (excluding the EXHIBITS)
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Item 5. - The Derby Cycle Corporation has announced (i) that it has agreed a new set of financial covenants through the end of 1999 with the members of the Company's syndicated revolving credit facility, and (ii) has obtained a permanent waiver of certain financial covenants that the Company was not in compliance with as of June 27, 1999 and as reported in the Company's 10-Q for June 1999.


Item 7. - EXHIBITS

          Exhibit 4 - Third Amendment Agreement dated 31 August 1999 relating to a facility agreement dated 12 May 1998

          Exhibit 5 - Waiver dated 31 August 1999 regarding a facility agreement dated 12 May 1998.


          This report contains forward looking information subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Management cautions that statements regarding future performance are highly dependent upon a variety of important factors which could cause actual results to differ materially from the projections of management.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                          THE DERBY CYCLE CORPORATION

                          By: /s/ Frank Agar
                             -----------------------------
                             Name:  Frank Agar
                             Title:  Vice President


Date:  September 6, 1999